DIVIDEND	12 Months Ended
Dec. 31, 2023
DIVIDEND
DIVIDEND

14.DIVIDEND

On November 14, 2023, the board of directors of the Company approved a special cash dividend of US$0.09 per ordinary share or US$0.18 per ADS. The aggregate amount of the special dividend was approximately US$79.2 million, which was fully paid in December 2023. Dividends are recognized when declared.

No dividends had been declared by the Company for the years ended December 31, 2021 and 2022.